EXHIBIT 10.45





                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
    (hereinafter referred to collectively collectively as the
                   "Company"as the "Company")

                               by

           The Subscribing Reinsurer(s) Executing the
             Interests and Liabilities Agreement(s)
                         Attached Hereto
          (hereinafter referred to as the "Reinsurer")


Preamble

The "Meridian Mutual Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company and, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, all of Indianapolis, Indiana. It is understood thatMinnesota, Citizens Fund Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each.

Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

Article II - Term

A. This Contract shall become effective on January 1, 1998, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1998, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company''s policies provide coverage when said moveable property is outside the aforesaid territorial limits.

Article IV - Exclusions

This Contract shall not apply to:

      1.  Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2.  Nuclear incident per the following clauses attached hereto:

          a.  "Nuclear Incident Exclusion Clause - Physical
              Damage Reinsurance - U.S.A." (NMA 1119);

          b.  "Nuclear Incident Exclusion Clause - Physical
              Damage Reinsurance - Canada" (NMA 1980);

          c.  "Nuclear Energy Risks Exclusion Clause
              (Reinsurance) (1994) (Worldwide Excluding U.S.A. &
              Canada)" (NMA 1975(a)).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.  Credit, financial guarantee and insolvency business.

      6.  War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.  Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14. Inland Marine business with respect to the following:

          a.  All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c.  Commercial negative film insurance and cast insurance;

          d.  Drilling rigs, except water well drilling rigs;

          e.  Furriers' customers policies;

          f.  Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h.  Jewelers' block policies and furriers' block policies;

          i.  Mining equipment while underground;

          j.  Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.  Insurance against collision;

          b.  Insurance against theft or larceny;

          c.  Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

          It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.


Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for 95.0% of the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, (net and unreinsured elsewhere, as respects the Fourth and Fifth Excess Layers), in addition to its initial retention for each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies. As respects the Second and Third Excess Layers of reinsurance coverage, the Company's initial retention and such additional retention shall be subject to the reinsurance set forth in paragraph B of Article VIII.

C. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

    1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

    2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company''s statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

    1.  95.0% of an amount, shown as "Reinsurer's Per
        Occurrence Limit" for that excess layer in Schedule 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

    2.  95.0% of an amount, shown as "Reinsurer's Annual
        Limit" for that excess layer in Schedule 95.0% of the amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.


Article VII - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, litigation expenseextra contractual obligations and any loss adjustment expenses, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company''s ultimate net loss has been ascertained.

B. "Extra contractual obligations" as used herein shall mean 80% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. However, for the purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments and expenses of outside adjusters, but shall not include office expenses or salaries of the Company's regular employees.


Article VIII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance reinsurance, recoveries under which shall inure to the benefit of this Contract.

B. The Company shall be permitted to carry underlying aggregate excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article IX - Loss Occurrence (NMA 2244/BRMA 27A)

A. The term "loss occurrence""loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence""loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence""loss occurrence" shall be further defined as follows:

    1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

    2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive consecutive hours during the continued occupation of an assured''s premises by strikers, provided such occupation commenced during the aforesaid period.

    3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive consecutive hours may be included in the Company`s "loss occurrence."

    4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company`s "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


Article X - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.


Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XII - Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

    1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto; or

    2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 1998.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Mobile Homeowners and Farmowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril business and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.


Article XIII - Late Payments

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXVI (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

    1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

    2.  1/365ths of the 12-month United States Treasury Bill
        Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

    3.  The amount past due, including accrued interest.

   It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

    1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

    2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article X, was transmitted to the Reinsurer.

    3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

   For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.


Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XVI - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVIII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XIX - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XXI - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves by:

    1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

    2.  Escrow accounts for the benefit of the Company; and/or

    3.  Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or
   jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company''s ceded Canadian outstanding loss and loss adjustment expense reserves by:

    1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

    2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

    1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expensess paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

    2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

    3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

    4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves, if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXII - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXIII - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXVI - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500
West 80th Street, Minneapolis, Minnesota 55431. Payments by the
Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of __________________199___.

                __________________________________________________
                Meridian Mutual Group


                           Schedule A

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana



                       Second       Third        Fourth       Fifth
                       Excess       Excess       Excess       Excess

Company's Retention  $6,000,000  $10,000,000  $18,000,000  $30,000,000

Reinsurer's Per      $4,000,000  $8,000,000   $12,000,000  $35,000,000
Occurrence Limit
(95.0% of)

Reinsurer's Annual   $8,000,000  $16,000,000  $24,000,000  $70,000,000
Limit (95.0% of)

Annual Minimum
Premium                $616,000     $410,400     $364,800     $664,800

Premium Rate             0.780%       0.520%       0.462%       0.843%

Annual Deposit
Premium                $770,000     $513,000     $456,000     $831,000

Quarterly Deposit      $192,500     $128,250     $114,000     $207,750
Premium


The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities
Agreement attached hereto.


                        Table of Contents

Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 2
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  4
    VI    Reinstatement                                        5
   VII    Definitions                                          6
  VIII    Other Reinsurance                                    6
    IX    Loss Occurrence (NMA 2244/BRMA 27A)                  7
     X    Loss Notices and Settlements                         8
    XI    Salvage and Subrogation                              8
   XII    Premium                                              8
  XIII    Late Payments                                        9
   XIV    Offset (BRMA 36C)                                   11
    XV    Access to Records (BRMA 1D)                         11
   XVI    Net Retained Lines (BRMA 32E)                       11
  XVII    Errors and Omissions (BRMA 14F)                     11
 XVIII    Currency (BRMA 12A)                                 11
   XIX    Taxes (BRMA 50C)                                    12
    XX    Federal Excise Tax (BRMA 17A)                       12
   XXI    Unauthorized Reinsurers                             12
  XXII    Insolvency                                          13
 XXIII    Arbitration (BRMA 6J)                               14
  XXIV    Service of Suit (BRMA 49C)                          15
   XXV    Agency Agreement                                    16
  XXVI    Intermediary (BRMA 23A)                             16
          Schedule A



                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana





              Second Excess Catastrophe Reinsurance

               Reinsurers                                Participations

Dorinco Reinsurance Company                                   10.00%
Erie Insurance Exchange                                        2.00
Insurance Corporation of Hannover, An Illinois Corporation     3.50
International Property Catastrophe Reinsurance Company, Ltd.   3.75
Nationwide Mutual Insurance Company                            3.50
Odyssey Reinsurance Corporation                                4.00
Renaissance Reinsurance Ltd.                                  10.00
Shelter Reinsurance Company                                    1.00
Sumitomo Marine Re Management, Ltd.
  (for The Sumitomo Marine & Fire Insurance Co., Ltd.,
  U.S. Branch)                                                 1.75
Tokio Re Corporation (for The Tokio Marine
  and Fire Insurance Co. Ltd., U. S. Branch)                   1.00
USF RE Insurance Company                                       3.00
Vesta Fire Insurance Corporation                               5.00

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)                7.50
Reinsurance Australia Corporation Limited                      3.00

Through Swire Blanch Europe
Bayerische Ruckversicherung A.G.                               5.00
La Mutuelle Du Mans Assurances I.A.R.D.                        1.50
Mapfre Re Compania de Reaseguros, S.A.                         1.00
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)         7.00

Second Excess Catastrophe Reinsurance (Continued)

               Reinsurers                                Participations

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                     26.50%

Total                                                        100.00%

              Third Excess Catastrophe Reinsurance

               Reinsurers                                Participations

AXA Reinsurance Company                                        5.00%
Employers Mutual Casualty Company                              2.00
Erie Insurance Exchange                                        2.00
Farmers Mutual Hail Insurance Company of Iowa                  1.50
Gerling Global Reinsurance Corporation of America              4.00
Insurance Corporation of Hannover, An Illinois Corporation     2.50
LaSalle Re Limited                                            17.50
Nationwide Mutual Insurance Company                            4.00
Odyssey Reinsurance Corporation                                4.00
Republic Western Insurance Company                             1.00
St. Paul Re, Inc.
  (for St. Paul Fire and Marine Insurance Company)             3.00
Shelter Reinsurance Company                                    1.00
United States Fidelity and Guaranty Company                    5.25
USF RE Insurance Company                                       2.00
Vesta Fire Insurance Corporation                               6.50

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)                7.50

Through Swire Blanch Europe
Helvetia Swiss Insurance Company, Ltd.                         1.00
La Mutuelle Du Mans Assurances I.A.R.D.                        3.00
Mapfre Re Compania de Reaseguros, S.A.                         3.00
Munchener Ruckversicherungs-Gesellschaft                       5.00
SPS Reassurance                                                1.50
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)         7.00

Third Excess Catastrophe Reinsurance (Continued)

               Reinsurers                                Participations

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                     10.75%

Total                                                        100.00%




              Fourth Excess Catastrophe Reinsurance

               Reinsurers                                Participations
AXA Reinsurance Company                                        3.00%
Constitution Reinsurance Corporation                           4.00
Dorinco Reinsurance Company                                    6.00
Employers Mutual Casualty Company                              0.60
Erie Insurance Exchange                                        1.50
Gerling Global Reinsurance Corporation of America              1.00
LaSalle Re Limited                                            11.00
Nationwide Mutual Insurance Company                            3.00
Odyssey Reinsurance Corporation                                3.00
St. Paul Re, Inc.
  (for St. Paul Fire and Marine Insurance Company)             3.00
Shelter Reinsurance Company                                    1.00
SOREMA North America Reinsurance Company                      16.00
Sumitomo Marine Re Management, Ltd.
  (for The Sumitomo Marine & Fire Insurance Co., Ltd.,
  U.S. Branch)                                                 1.00
Tokio Re Corporation (for The Tokio Marine
  and Fire Insurance Co. Ltd., U. S. Branch)                   1.00
United Fire & Casualty Company                                 0.75
Vesta Fire Insurance Corporation                               5.70

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)                4.25
Reinsurance Australia Corporation Limited                      5.00


Fourth Excess Catastrophe Reinsurance (Continued)

               Reinsurers                                Participations

Through Swire Blanch Europe
La Mutuelle Du Mans Assurances I.A.R.D.                        2.00%
Mapfre Re Compania de Reaseguros, S.A.                         2.00
Munchener Ruckversicherungs-Gesellschaft                       5.00
SPS Reassurance                                                1.50
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)         4.50

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                     14.20

Total                                                        100.00%



              Fifth Excess Catastrophe Reinsurance

               Reinsurers                                Participations

AXA Reinsurance Company                                        3.00%
Employers Mutual Casualty Company                              1.00
Erie Insurance Exchange                                        2.00
Farmers Mutual Hail Insurance Company of Iowa                  0.35
Gerling Global Reinsurance Corporation of America              2.50
International Property Catastrophe Reinsurance Company, Ltd.   2.50
LaSalle Re Limited                                             4.50
Nationwide Mutual Insurance Company                            3.50
Odyssey Reinsurance Corporation                                3.15
Renaissance Reinsurance Ltd.                                  10.00
St. Paul Re, Inc.
  (for St. Paul Fire and Marine Insurance Company)             1.50
Shelter Reinsurance Company                                    1.00
SOREMA North America Reinsurance Company                       7.50
United Fire & Casualty Company                                 0.50
United States Fidelity and Guaranty Company                    4.25
Vesta Fire Insurance Corporation                               7.50


Fifth Excess Catastrophe Reinsurance (Continued)

               Reinsurers                                Participations

Through Swire Blanch Europe
Albingia Versicherungs AG                                      1.50%
La Mutuelle Du Mans Assurances I.A.R.D.                        4.75
Mapfre Re Compania de Reaseguros, S.A.                         3.00
Munchener Ruckversicherungs-Gesellschaft                       1.75
Sirius International Insurance Corporation                     0.50
Walbaum International
  for SOREMA North America Reinsurance Company
  (as the fronting company for P.R.A.M. subscriptions)         3.50

Through Swire Blanch Ltd.
Lloyd's Underwriters Per Signing Schedule                     30.25

Total                                                        100.00%




               Interests and Liabilities Agreement

                               of

                     AXA Reinsurance Company
                      Wilmington, Delaware
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 3.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                AXA Reinsurance Company



               Interests and Liabilities Agreement

                               of

              Constitution Reinsurance Corporation
                       New York, New York
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            4.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                Constitution Reinsurance Corporation



               Interests and Liabilities Agreement

                               of

                   Dorinco Reinsurance Company
                        Midland, Michigan
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           10.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            6.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Midland, Michigan,this _______ day of _____________________199___.

                __________________________________________________
                Dorinco Reinsurance Company



               Interests and Liabilities Agreement

                               of

                Employers Mutual Casualty Company
                        Des Moines, Iowa
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            2.00% of the Third Excess Catastrophe Reinsurance 0.60% of the Fourth Excess Catastrophe Reinsurance 1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Des Moines, Iowa,this _______ day of ______________________199___.

                __________________________________________________
                Employers Mutual Casualty Company



               Interests and Liabilities Agreement

                               of

                     Erie Insurance Exchange
                       Erie, Pennsylvania
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.00% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance 2.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of ____________________199___.

                __________________________________________________
                Erie Insurance Exchange
                By:  Erie Indemnity Company
                (Attorney-In-Fact)



               Interests and Liabilities Agreement

                               of

          Farmers Mutual Hail Insurance Company of Iowa
                        Des Moines, Iowa
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            0.35% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Des Moines, Iowa,this _______ day of _____________________ 199___.

                __________________________________________________
                Farmers Mutual Hail Insurance Company of Iowa



               Interests and Liabilities Agreement

                               of

                   Gerling Global Reinsurance
                     Corporation of America
                       New York, New York
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            4.00% of the Third Excess Catastrophe Reinsurance 1.00% of the Fourth Excess Catastrophe Reinsurance 2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                Gerling Global Reinsurance Corporation of America



               Interests and Liabilities Agreement

                               of

                Insurance Corporation of Hannover
                     An Illinois Corporation
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.50% of the Second Excess Catastrophe Reinsurance 2.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Los Angeles, California,this _______ day of _______________199___.

                __________________________________________________
                Insurance Corporation of Hannover, An Illinois
                Corporation



               Interests and Liabilities Agreement

                               of

  International Property Catastrophe Reinsurance Company, Ltd.
                        Hamilton, Bermuda
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.75% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of _____________________199___.

                __________________________________________________
                International Property Catastrophe Reinsurance
                Company, Ltd.



               Interests and Liabilities Agreement

                               of

                       LaSalle Re Limited
                        Hamilton, Bermuda
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 17.50% of the Third Excess Catastrophe Reinsurance 11.00% of the Fourth Excess Catastrophe Reinsurance
            4.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of _____________________199___.

                __________________________________________________
                LaSalle Re Limited



               Interests and Liabilities Agreement

                               of

               Nationwide Mutual Insurance Company
                         Columbus, Ohio
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.50% of the Second Excess Catastrophe Reinsurance 4.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 3.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbus, Ohio,this _______ day of ________________________199___.

                __________________________________________________
                Nationwide Mutual Insurance Company



               Interests and Liabilities Agreement

                               of

                 Odyssey Reinsurance Corporation
                      Wilmington, Delaware
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            4.00% of the Second Excess Catastrophe Reinsurance 4.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 3.15% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                Odyssey Reinsurance Corporation



               Interests and Liabilities Agreement

                               of

                  Renaissance Reinsurance Ltd.
                        Hamilton, Bermuda
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           10.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
           10.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of _____________________199___.

                __________________________________________________
                Renaissance Reinsurance Ltd.



               Interests and Liabilities Agreement

                               of

               Republic Western Insurance Company
                        Phoenix, Arizona
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Phoenix, Arizona,this _______ day of _____________________ 199___.

                __________________________________________________
                Republic Western Insurance Company



               Interests and Liabilities Agreement

                               of

           St. Paul Fire and Marine Insurance Company
                       St. Paul, Minnesota
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            3.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 1.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                St. Paul Fire and Marine Insurance Company by St. Paul Re, Inc.



               Interests and Liabilities Agreement

                               of

                   Shelter Reinsurance Company
                       Columbia, Missouri
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance 1.00% of the Third Excess Catastrophe Reinsurance 1.00% of the Fourth Excess Catastrophe Reinsurance 1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbia, Missouri,this _______ day of ____________________199___.

                __________________________________________________
                Shelter Reinsurance Company



               Interests and Liabilities Agreement

                               of

            SOREMA North America Reinsurance Company
                       New York, New York
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
           16.00% of the Fourth Excess Catastrophe Reinsurance
            7.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                SOREMA North America Reinsurance Company



               Interests and Liabilities Agreement

                               of

         The Sumitomo Marine & Fire Insurance Co., Ltd.
                          (U.S. Branch)
                       New York, New York
                             through
               Sumitomo Marine Re Management, Inc.
                       New York, New York
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.75% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            1.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                The Sumitomo Marine & Fire Insurance Co., Ltd.
                (U.S. Branch)
                By:  Sumitomo Marine Re Management, Inc.



               Interests and Liabilities Agreement

                               of

          The Tokio Marine and Fire Insurance Co. Ltd.,
                           U.S. Branch
                             through
                      Tokio Re Corporation
                       New York, New York
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            1.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                Tokio Re Corporation (for and on behalf of the Tokio Marine and Fire Insurance Co. Ltd., U.S. Branch)



               Interests and Liabilities Agreement

                               of

                 United Fire & Casualty Company
                       Cedar Rapids, Iowa
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            0.75% of the Fourth Excess Catastrophe Reinsurance 0.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cedar Rapids, Iowa,this _______ day of ____________________199___.

                __________________________________________________
                United Fire & Casualty Company



               Interests and Liabilities Agreement

                               of

           United States Fidelity and Guaranty Company
                       Baltimore, Maryland
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.25% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            4.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Morristown, New Jersey,this _______ day of ______________ 199___.

                United States Fidelity and Guaranty Company

                By:______________________________________________
                   Attorney-In-Fact



               Interests and Liabilities Agreement

                               of

                    USF RE Insurance Company
                      Boston, Massachusetts
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.00% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Florham Park, New Jersey,this _______ day of ______________199___.

                __________________________________________________
                USF RE Insurance Company



               Interests and Liabilities Agreement

                               of

                Vesta Fire Insurance Corporation
                       Birmingham, Alabama
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            5.00% of the Second Excess Catastrophe Reinsurance 6.50% of the Third Excess Catastrophe Reinsurance 5.70% of the Fourth Excess Catastrophe Reinsurance 7.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Birmingham, Alabama,this _______ day of ___________________199___.

                __________________________________________________
                Vesta Fire Insurance Corporation



               Interests and Liabilities Agreement

                               of

                       GIO Insurance Ltd.
                   trading as GIO Reinsurance
                        Sydney, Australia
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.50% of the Second Excess Catastrophe Reinsurance 7.50% of the Third Excess Catastrophe Reinsurance 4.25% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Sydney, Australia,this _______ day of ____________________ 199___.

                __________________________________________________
                GIO Insurance Ltd.
                trading as GIO Reinsurance



               Interests and Liabilities Agreement

                               of

            Reinsurance Australia Corporation Limited
                        Sydney, Australia
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            5.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Sydney, Australia,this _______ day of ____________________ 199___.

                __________________________________________________
                Reinsurance Australia Corporation Limited



               Interests and Liabilities Agreement

                               of

                    Albingia Versicherungs AG
                        Hamburg, Germany
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            1.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamburg, Germany,this _______ day of _____________________ 199___.

                __________________________________________________
                Albingia Versicherungs AG



               Interests and Liabilities Agreement

                               of

                Bayerische Ruckversicherung A.G.
                         Munich, Germany
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            5.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Munich, Germany,this _______ day of ______________________ 199___.

                __________________________________________________
                Bayerische Ruckversicherung A.G.



               Interests and Liabilities Agreement

                               of

             Helvetia Swiss Insurance Company, Ltd.
                     St. Gallen, Switzerland
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

St. Gallen, Switzerland,this _______ day of _______________199___.

                __________________________________________________
                Helvetia Swiss Insurance Company, Ltd.



               Interests and Liabilities Agreement

                               of

             La Mutuelle Du Mans Assurances I.A.R.D.
                         LeMans, France
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.50% of the Second Excess Catastrophe Reinsurance 3.00% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance 4.75% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

LeMans, France,this _______ day of ________________________199___.

                __________________________________________________
                La Mutuelle Du Mans Assurances I.A.R.D.



               Interests and Liabilities Agreement

                               of

              Mapfre Re Compania de Reaseguros, S.A
                          Madrid, Spain
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance 3.00% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance 3.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Madrid, Spain,this _______ day of ________________________ 199___.

                __________________________________________________
                Mapfre Re Compania de Reaseguros, S.A.



               Interests and Liabilities Agreement

                               of

            Munchener Ruckversicherungs-Gesellschaft
                         Munich, Germany
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.00% of the Third Excess Catastrophe Reinsurance 5.00% of the Fourth Excess Catastrophe Reinsurance 1.75% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Munich, Germany,this ________day of _______________________199___.

                __________________________________________________
                Munchener Ruckversicherungs-Gesellschaft



               Interests and Liabilities Agreement

                               of

           Sirius International Insurance Corporation
                        Stockholm, Sweden
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            0.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stockholm, Sweden,this _______ day of _____________________199___.

                __________________________________________________
                Sirius International Insurance Corporation



               Interests and Liabilities Agreement

                               of

                         SPS Reassurance
                          Paris, France
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.50% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France,this _______ day of ________________________ 199___.

                __________________________________________________
                SPS Reassurance



               Interests and Liabilities Agreement

                               of

            SOREMA North America Reinsurance Company
                       New York, New York
       as the fronting company for P.R.A.M. subscriptions
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.00% of the Second Excess Catastrophe Reinsurance 7.00% of the Third Excess Catastrophe Reinsurance 4.50% of the Fourth Excess Catastrophe Reinsurance 3.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                SOREMA North America Reinsurance Company




                for and on behalf of P.R.A.M.


                ____________________________________



               Interests and Liabilities Agreement

                               of

             Certain Underwriting Members of Lloyd's
          shown in the Signing Schedule attached hereto
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

                       Excess Catastrophe
                      Reinsurance Contract
                   Effective:  January 1, 1998

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           26.50% of the Second Excess Catastrophe Reinsurance 10.75% of the Third Excess Catastrophe Reinsurance 14.20% of the Fourth Excess Catastrophe Reinsurance 30.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1998, and shall continue in force until December 31, 1998, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing
Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue,
New York, New York  10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule attached hereto.